SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 31, 1999



                            The Allstate Corporation
               (Exact Name of Registrant as Specified in Charter)




   Delaware                        1-11840                       36-3871531
(State or Other                   (Commission                   (IRS Employer
 Jurisdiction of                   File Number)                  Identification
 Incorporation)                                                     Number)


  2775 Sanders Road, Northbrook, Illinois                           60062
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (847) 402-5000

                                   Page 1 of 6
                             Exhibit Index at page 4


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Item 5.  Other Events


     On August 31, 1999, the Registrant issued the press release attached hereto as Exhibit 99.




Item 7.  Financial Statements and Exhibits


         (c)      Exhibits



EXHIBIT NO.                                              DESCRIPTION

   99                                       Registrant's press release dated
                                            August 31, 1999

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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          THE ALLSTATE CORPORATION



                                          By s\ Emma M. Kalaidjian
                                          Name: Emma M. Kalaidjian
                                          Title: Assistant Vice President,
                                                 Assistant Secretary and
                                                 Assistant General Counsel


September 1, 1999

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                                INDEX TO EXHIBITS



                                                      SEQUENTIAL
                                                        PAGE
NUMBER            DESCRIPTION                          NUMBER



 99            Registrant's press release dated           5
               August 31, 1999

                                                                  Exhibit No. 99
The Allstate Corporation
NEWS

                                                           FOR MORE INFORMATION:
                                                                 Elio Montenegro
                                                        Allstate Media Relations
                                                                    847-402-0156


For Immediate Release

                 ALLSTATE PROPERTY/CASUALTY PRESIDENT TO RETIRE
                    SUCCEEDED BY HEAD OF CLAIMS ORGANIZATION


         NORTHBROOK, Ill., August 31, 1999 - Robert W. Gary, president of Allstate Property and Casualty, the largest business unit of The Allstate Corporation, has announced he will retire at the end of the year.
         Rick Cohen, senior vice president of the property-casualty claim service organization of the Allstate Insurance Company, succeeds Gary effective September 1.
         "During his 37 year career at Allstate, Bob has provided extraordinary leadership, vision and commitment to the company. We will miss him personally and professionally," said Edward M. Liddy, Allstate's chairman, president and chief executive officer."
         "But between now and the end of the year, Bob and Rick will work closely together to ensure both a smooth transition in leadership and continued momentum in achieving our vision of a new Allstate customer experience that is the best in the industry," Liddy added.

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         Liddy noted that Cohen possesses  abilities that will build upon Gary's progress with Allstate Property and Casualty and help take the organization to the next level of its development.
         Gary started his career with Allstate in 1962 as a claims adjuster in New York City. In 1963, he became an Allstate agent and was promoted to sales manager in 1968. He held positions of increasing responsibility in Texas, Colorado, Florida and Illinois. He was named president of Allstate Property and Casualty in October 1994.
         Cohen began his career at Allstate in 1968 as an office operations supervisor trainee. Since then, he has held numerous management positions in Florida, Indiana, Texas, Colorado and Illinois. He joined the property-casualty claim service organization in 1996 and was promoted to senior vice president of that group in 1997.
         The Allstate Corporation is the nation's largest publicly held personal lines insurance company. Its main business units include Allstate Personal Property and Casualty, which provides insurance for more than 14 million households and has approximately 15,500 agents in the U.S. and Canada, and Allstate Life and Savings, which markets a number of life insurance and savings products under a variety of brands through a number of channels and is currently the nation's 13th largest life insurance business.
                                       ###

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